Amounts Recognized In Accumulated Other Comprehensive Income That Has Not Yet Been Recognized As Components Of Net Periodic Benefit Cost (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Defined Benefit Plan Disclosure [Line Items]
Net actuarial (gain)/loss	$ 4,060	$ (305)	$ (1,514)
Total	$ 4,060	$ (305)	$ (1,514)